EXHIBIT 10.33

SECOND AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT is made as of October 22, 2008 (the "Second Amendment to Restated Credit Agreement," or this "Amendment"), among VANGUARD NATURAL GAS, LLC, a Kentucky limited liability company ("Borrower"), each lender from time to time party hereto (collectively, the "Lenders") COMPASS BANK, in its capacity as a Lender (the "New Lender"), and CITIBANK, N.A., a national banking association, in its capacity as Administrative Agent ("Administrative Agent").

RECITALS

A. Borrower, the Lenders, and the Administrative Agent are parties to that certain First Amended and Restated Credit Agreement dated as of February 14, 2008, and as amended by a First Amendment to First Amended and Restated Credit Agreement dated as of May 15, 2008 (collectively, the "Original Credit Agreement").

B. Borrower has requested certain amendments to the Original Credit Agreement including the increase of the Borrowing Base from $150,000,000 to $175,000,000 and the addition of the New Lender as a lender pursuant thereto, all as hereinafter provided.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Same Terms. All terms used herein which are defined in the Original Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, all references in the Loan Documents to the "Agreement" shall mean the Original Credit Agreement, as amended by this Amendment, as the same shall hereafter be amended from time to time. In addition, the following terms have the meanings set forth below:

"Effective Date" means October 22, 2008.

"Modification Papers" means this Amendment, Citibank Replacement Note, the BNP Paribas Replacement Note, the Nova Scotia Replacement Note, the Wachovia Bank Replacement Note, the Compass Bank Note, the Guarantor Confirmation Letters, and all of the other documents and agreements executed in connection with the transactions contemplated by this Amendment.

2. Conditions Precedent. The transactions contemplated by this Amendment shall be deemed to be effective as of the Effective Date, when the following conditions have been complied with to the satisfaction of Administrative Agent, unless waived in writing by Administrative Agent:

A. Borrowing Base Increase Fee. Administrative Agent, for the accounts of the Lenders in accordance with their Applicable Percentages, shall have received payment of a Borrowing Base increase fee in the amount of $62,500.

B. Second Amendment to Restated Credit Agreement. This Second Amendment to Restated Credit Agreement shall be in full force and effect.

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EXHIBIT 10.33

C. Notes. Borrower shall have executed and delivered the Citibank Replacement Note, the BNP Paribas Replacement Note, the Nova Scotia Replacement Note, the Wachovia Bank Replacement Note and the Compass Bank Note.

D. Guarantor Confirmation Letters. Each of Ariana Energy, LLC, Trust Energy Company, LLC, and Nami Resources Company L.L.C. shall have executed a letter in favor of Administrative Agent (each a "Guarantor Confirmation Letter") confirming that its Guaranty remains in full force and effect.

E. Authorization Certificate. Borrower shall have delivered a certificate satisfactory in form and substance to Administrative Agent authorizing the execution, delivery and performance of the Modification Papers to which it is a party.

F. Fees and Expenses. Administrative Agent shall have received payment of all out-of-pocket fees and expenses (including reasonable attorneys' fees and expenses) incurred by Administrative Agent in connection with the preparation, negotiation and execution of the Modification Papers.

G. Representations and Warranties All representations and warranties contained herein or in the documents referred to herein or otherwise made in writing in connection herewith or therewith shall be true and correct with the same force and effect as though such representations and warranties have been made on and as of this date.

3. Amendments to Original Credit Agreement. On the Effective Date, the Original Credit Agreement shall be deemed to be amended as follows:

(a) The Borrowing Base Utilization Grid set forth in the definition of "Applicable Margin" in Section 1.01 of the Original Credit Agreement shall be replaced with the Borrowing Base Utilization Grid below:

Borrowing Base Utilization Grid
Borrowing Base Utilization Percentage	<33%	>33%<66%	>66%<85%	>85%
Eurodollar Loans	1.50%	1.75%	2.00%	2.125%
ABR Loans	.00%	.25%	.50%	.75%
Commitment Fee Rate	.25%	.30%	.375%	.375%
Letter of Credit Fee	1.00%	1.25%	1.50%	1.75%

(b) Section 1.01 of the Original Credit Agreement shall be amended by adding the following definitions in appropriate alphabetical order:

"'Loan Parties' means, collectively, the Borrower and each Person (other than the Administrative Agent, the L/C Issuer or any Lender) executing a Loan Document."

(c) Annex I to the Original Credit Agreement shall be replaced with Annex I attached to this Amendment.

4. Increase of Borrowing Base. As of the Effective Date, the Borrowing Base is hereby increased from $150,000,000 to $175,000,000.

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5. Adjustment of Commitment Percentages of Lenders. The Borrowing Base has been increased to $175,000,000 per Section 4 of this Amendment, and New Lender has become a Lender upon the execution of this Amendment. Accordingly, as of the Effective Date:

(a) Citibank will hold $55,250,000 (31.57142857%) of the $175,000,000 Borrowing Base.

(b) BNP Paribas will hold $55,250,000 (31.57142857%) of the $175,000,000 Borrowing Base.

(c) The Bank of Nova Scotia will hold $22,375,000 (12.78571429%) of the $175,000,000 Borrowing Base.

(d) Compass Bank will hold $22,375,000 (12.78571429%) of the $175,000,000 Borrowing Base.

(e) Wachovia Bank, National Association will hold $19,750,000 (11.28571429%) of the $175,000,000 Borrowing Base.

(f) Borrower shall issue to Citibank a new Note (the "Citibank Replacement Note") in the original principal sum of $126,285,714.29 (31.57142857% of $400,000,000) to replace the existing Note to Citibank in the amount of $147,333,200 dated February 14, 2008.

(g) Borrower shall issue to BNP Paribas a new Note (the "BNP Paribas Replacement Note") in the original principal sum of $126,285,714.29 (31.57142857% of $400,000,000) to replace the existing Note to Citibank in the amount of $147,333,200 dated February 14, 2008.

(h) Borrower shall issue to The Bank of Nova Scotia a new Note (the "Nova Scotia Replacement Note") in the original principal sum of $51,142,857.14 (12.78571429% of $400,000,000) to replace the existing Note to Citibank in the amount of $52,666,800 dated February 14, 2008.

(i) Borrower shall issue to Wachovia Bank, National Association a new Note (the "Wachovia Bank Replacement Note") in the original principal sum of $45,142,857.14 (11.28571429% of $400,000,000) to replace the existing Note to Citibank in the amount of $52,666,800 dated February 14, 2008.

(j) Borrower shall issue to Compass Bank a new Note (the "Compass Bank Note") in the original principal sum of $51,142,857.14 (12.78571429% of $400,000,000).

6. Concerning the New Lender.

(a) New Lender represents and warrants to the Administrative Agent as follows:

(i) it has received a copy of the Original Credit Agreement, together with copies of the most recent financial statements of the Borrower delivered pursuant thereto;

(ii) it has, independently and without reliance upon any Lender or any related party of the Administrative Agent or any Lender (an "Agent-Related Person") and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated by the Credit Agreement, and made its own decision to enter into the Credit Agreement and to extend credit to the Borrower and the other Loan Parties under the Credit Agreement;

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(iii) it will, independently and without reliance upon any Lender or any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, and other condition and creditworthiness of the Borrower and the other Loan Parties.

(b) New Lender acknowledges as follows:

(i) no Lender or any Agent-Related Person has made any representation or warranty to it, and no act by the Administrative Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Lender or any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession;

(ii) except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent pursuant to the Credit Agreement, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person; and

(iii) on the Effective Date, subject to the satisfaction of the conditions to effectiveness set forth in Section 2 of this Amendment, it shall be deemed automatically to have become a party to the Credit Agreement and have all rights and obligations of a Lender under the Credit Agreement and the other Loan Documents as if it were an original Lender signatory thereto.

(c) On the Effective Date, New Lender agrees to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents applicable to the Lenders as if it were an original Lender signatory thereto (and expressly makes the appointment set forth in, and agrees to the obligations imposed under, Article XI of the Credit Agreement).

7. Certain Representations. Borrower represents and warrants that, as of the Effective Date: (a) Borrower and each Guarantor has full power and authority to execute the Modification Papers to which it is a party and the Modification Papers executed by Borrower and each Guarantor constitute the legal, valid and binding obligation of Borrower and each such Guarantor enforceable in accordance with their terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors' rights generally; and (b) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other person is required for the execution, delivery and performance by Borrower or each such Guarantor thereof. In addition, Borrower represents that all representations and warranties contained in the Original Credit Agreement are true and correct in all material respects on and as of the Effective Date (except representations and warranties that relate to a specific prior date are based upon the state of facts as they exist as of such date).

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8. No Further Amendments. Except as previously amended in writing or as amended hereby, the Original Credit Agreement shall remain unchanged and all provisions shall remain fully effective among the parties.

9. Limitation on Agreements. The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Credit Agreement or any of the Loan Documents, or (b) to prejudice any right or rights which Administrative Agent and/or the Lenders now have or may have in the future under or in connection with the Original Credit Agreement and the Loan Documents, each as amended hereby, or any of the other documents referred to herein or therein. The Modification Papers shall constitute Loan Documents for all purposes.

10. Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

11. Incorporation of Certain Provisions by Reference. The provisions of Section 12.09 of the Original Credit Agreement captioned "Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial" are incorporated herein by reference for all purposes.

12. Entirety, Etc. This instrument and all of the other Loan Documents embody the entire agreement between the parties. THIS AMENDMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[This space is left intentionally blank. Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date and year first above written.

BORROWER:	VANGUARD NATURAL GAS, LLC

	By:	/s/ Richard Robert
Richard Robert
Executive Vice President
and Chief Financial Officer

EXHIBIT 10.33

ADMINISTRATIVE AGENT:	CITIBANK, N.A.
as Administrative Agent

	By:	/s/ Ryan Watson
Ryan Watson
Vice President

LENDERS:	CITIBANK, N.A.

	By:	/s/ Ryan Watson
Ryan Watson
Vice President

EXHIBIT 10.33

LENDERS:	BNP PARIBAS

	By:	/s/ Brian M. Malone
	Name:	Brian M. Malone
	Title:	Managing Director

	By:	/s/ Betsy Jocher
	Name:	Betsy Jocher
	Title:	Director

EXHIBIT 10.33

LENDERS:	THE BANK OF NOVA SCOTIA

	By:	/s/ Andrew Ostrov
	Name:	Andrew Ostrov
	Title:	Director

EXHIBIT 10.33

LENDERS:	COMPASS BANK

	By:	/s/ Kathleen J. Bowen
	Name:	Kathleen J. Bowen
	Title:	Senior Vice President

EXHIBIT 10.33

LENDERS:	WACHOVIA BANK, NATIONAL ASSOCIATION

	By:	/s/ Shawn Young
	Name:	Shawn Young
	Title:	Director

EXHIBIT 10.33

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

Aggregate Maximum Credit Amounts

Name of Lender	Applicable Percentage	Maximum Credit Amount
BNP Paribas	31.57142857%	$126,285,714.29
The Bank of Nova Scotia	12.78571429%	$51,142,857.14
Citibank, N.A.	31.57142857%	$126,285,714.29
Compass Bank	12.78571429%	$51,142,857.14
Wachovia Bank, National Association	11.28571429%	$45,142,857.14

TOTAL	100.00000000%	$400,000,000.00

ANNEX I – Solo Page